UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007— June 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Growth and Income Fund

6|30|08

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

U.S. POSTAGE
3¢
4¢
10 CENTS

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Growth and
Income Fund

6 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	9
Portfolio turnover	11
Risk	11
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	18
Financial statements	19
Federal tax information	32
Brokerage commissions	32
About the Trustees	33
Officers	36

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A value approach to international investing

Just as free trade has opened the U.S. economy to world imports in recent years, the world has also become more available to U.S. investors. New markets for equity investing were established as communist economies transitioned to capitalism, and investor-friendly reforms helped give investors greater transparency and sound legal footing.

While investing in companies located in different economic and political systems involves additional risks, it may provide your portfolio with valuable diversification, particularly during a downturn in the U.S. economy. International economies generally follow a different business cycle than the United States and may be growing while the U.S. economy is sluggish. Investing in securities denominated in foreign currencies provides further diversification. While the euro, the yen, and other currencies fluctuate in value, the fund can benefit when these currencies strengthen against the U.S. dollar.

Since 1996, Putnam International Growth and Income Fund has sought to benefit from positive changes taking place in companies outside the United States by investing mainly in stocks of large and midsize companies. The fund’s management team looks for financially strong companies that appear to be priced attractively and poised to experience positive changes. The team focuses on identifying companies that are undertaking new business strategies to compete in a dynamic global economy, or companies that are the beneficiaries of change, such as industry deregulation, privatization, corporate restructuring, and mergers.

To gather information about this wide variety of companies and markets, the management team is supported by the research of Putnam analysts based in Boston, London, and Tokyo. In all its decisions, the fund’s management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

Putnam International Growth and Income Fund seeks to combine the potential benefits of international investing with a value-driven approach so that it may successfully serve as the international portion of a broadly diversified portfolio.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that the team believes are to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Market integration and corporate strategies focused on shareholder value have enhanced value investment opportunities since the fund launched in 1996.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 6/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“At this juncture, we believe global markets
will remain choppy for some time.”

Pamela Holding, Portfolio Leader, Putnam International Growth and Income Fund

The top 10 country allocations represent 77.2% of the portfolio’s net assets and will vary over time. The remaining net assets are allocated among 18 other countries.

Country allocations as of 6/30/08

Pam, over the past 12 months international markets have experienced a great deal of turmoil. How has the fund performed?

After five consecutive years of strong gains, the fund posted a loss of 14.26% on class A shares for the year through June 30, 2008. This figure compares with an average loss of 11.73% for funds in our Lipper peer group and a decline of 11.26% for the fund’s benchmark index. Although we were underweight the troubled financials sector during the period, some of our holdings within the sector detracted from performance relative to our benchmarks. Also, our exposure to consumer cyclical companies hurt the fund’s results, particularly in the first half of the year, as the growing financial crisis took its toll on economic growth worldwide.

What were some particular challenges that international markets faced during the year?

The credit crisis that began in the United States in 2007 caused severe and recurring market dislocations internationally. In July and August 2007, investors realized that the U.S. subprime mortgage crisis would pose a threat to the global financial system and also have ramifications for the global economy. Investors fled risky stocks and crowded into a relative handful of high-quality, large-cap companies with strong earnings momentum, regardless of their valuation. This was a particular problem for our strategy, because valuation is at the core of our investment process.

How did you manage the fund in response?

We adopted a somewhat more defensive stance during the year, gradually shifting the fund away from economically sensitive areas such as consumer cyclicals and technology, while further reducing our financial holdings, particularly investment banks and brokerages that we believed were most at risk and most likely to face diminishing future growth expectations. At the same time, we increased our exposure to areas that traditionally are more durable during economic slowdowns, such as health care and consumer staples, and to areas that are beneficiaries of continued growth in emerging markets, namely energy. Having said that, it’s important to point out that bottom-up stock analysis and selection remain the cornerstone of the fund’s management strategy. Rather than selecting stocks based

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

on macroeconomic considerations or targeting allocations toward particular sectors or countries, team members typically evaluate each stock on its own merits.

What are some examples of stocks that helped performance?

Our holdings in the soaring energy sector were among the beneficiaries of rising oil and natural gas prices during the year. Companies that made positive contributions to performance included Brazil’s Petroleo Brasileiro, which operates throughout Central and South America; the Russian company Lukoil, which benefited from rising production and acquisition of new oil fields; and the fund’s largest holding, BP.

Outside the energy sector, Toyo Suisan Kaisha of Japan was among our strongest performers. The company sells processed and frozen foods in Japan, China, Taiwan, and Korea, where food prices have represented an ever-growing share of overall inflation rates. The company adroitly managed its pricing during the year, and its stock price gained. Other positive contributors included Samsung Electronics, a strong player in the global electronics market, and Mitsubishi, one of the world’s largest trading companies, with exposure to oil, gas, and other basic materials.

I would also add that, for many holdings, the appreciation of local currencies relative to the declining U.S. dollar helped overall performance. This was especially true of our European and Japanese holdings.

Which stocks were less successful?

Although we were underweight the financials sector, our financials holdings had a disproportionately negative impact on the fund’s performance during the year, given the severity of the subprime mortgage crisis. For example, Allied Irish Banks declined along with Ireland’s economy and real estate market. As one of Europe’s fastest-growing economies in the past decade, Ireland experienced extraordinary increases in property prices, but that left the market vulnerable to a sharp deterioration, which is currently well under way. Babcock & Brown, Ltd., an asset manager in Australia, also struggled because of its relatively high debt burden, which increased the company’s risk amid tight global credit conditions.

Outside financials, one of the most notable detractors was the Scandinavian conglomerate Orkla. One component of Orkla’s operations is solar energy, exposing the stock to the first-half downdraft in virtually all solar energy-related companies. The fund continues to hold Orkla based on its quality management team and its success in reinvesting profits from its food and beverage operations into higher-return business lines. Ericsson and Japan Tobacco, both of which remain in the fund, also detracted from performance.

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/08. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	COUNTRY	SECTOR/INDUSTRY

BP PLC (3.6%)	United Kingdom	Energy/Oil and gas
Total SA (2.8%)	France	Energy/Oil and gas
Banco Santander Central Hispano SA (2.8%)	Spain	Financials/Banking
Vodafone Group PLC (2.2%)	United Kingdom	Communication services/Telecommunications
Enel SpA (2.0%)	Italy	Utilities and power/Electric utilities
Toyo Suisan Kaisha, Ltd. (1.9%)	Japan	Consumer staples/Food
Anglo American PLC (1.7%)	United Kingdom	Basic materials/Basic materials
Mitsubishi Corp. (1.7%)	Japan	Conglomerates/Conglomerates
E.ON AG (1.7%)	Germany	Utilities and power/Electric utilities
HSBC Holdings PLC (1.7%)	United Kingdom	Financials/Banking

How is the portfolio currently positioned?

The portfolio is most overweight in the technology, energy, health-care, and capital goods sectors. Although we begin with a stock-by-stock analysis rather than a top-down sector strategy, the fund’s current positioning mirrors an investment environment characterized by slowing economic growth in developed countries combined with inflationary pressures in commodities and energy.

By country, the portfolio’s largest position is in Japan, which represents the largest single market outside the United States. However, our most significant overweight relative to our benchmark is in Germany, where companies have taken advantage of export flexibility to sell in new markets such as the Middle East. Australia, Canada, and the United Kingdom represent our most underweight exposures, as we believe these countries will be relatively sensitive to a slowdown in economic growth. Although we have a small exposure to emerging markets, the management team’s preference is to take advantage of the strong economic growth in emerging economies through stocks in developed markets that have operations in emerging markets.

What is your outlook for the coming fiscal year?

At this juncture, we believe global markets will remain choppy for some time. Inflation is rising globally, the U.S.-led financial crisis has not yet abated, and risks include both higher interest rates and slower economic growth. As headwinds for equity markets intensify, investors may prefer less volatile markets.

This outlook helped form the basis for a recent reduction in the fund’s weighting in emerging markets, where we trimmed or eliminated positions in companies whose elevated valuations made them vulnerable to rising global inflation. At the same time, we have used the downturn in equities to take advantage of what we believe to be attractive long-term value opportunities, initiating positions in stocks within the consumer staples, capital goods, and health-care sectors, where cash flows may prove resilient to weaker economic growth. We also continue to favor markets that benefit from ongoing strength across commodities, particularly exporters of key items such as oil. In our view, any short-term setback in commodity-driven markets presents an opportunity to increase allocations to them. And, as always, we will continue to focus on finding attractively valued, quality companies that occupy niche positions in their industries, that take advantage of growth in the developing world, or that satisfy demand for the basic materials of a global economy.

I N  T H E  N E W S

In a July update to its 2008 outlook for the global economy, the International Monetary Fund (IMF) revised its growth forecast to 4.1%, slightly above the average of 3.9% growth that the IMF has recorded over the previous 10 years. While emerging economies are forecast to grow 6.7% in 2008, the rate in advanced economies is projected to be a slower 1.7%. The report cites deteriorating business and consumer sentiment, weaker industrial production, and the squeeze on credit availability as constraints on growth. The IMF, which was founded after World War II and now includes 185 member countries, seeks to promote international monetary cooperation.

Pam, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	9.37%	8.82%	8.53%	8.53%	8.57%	8.57%	8.82%	8.49%	9.09%	9.57%

10 years	91.70	80.64	77.66	77.66	78.27	78.27	82.35	76.01	87.03	96.05
Annual average	6.72	6.09	5.92	5.92	5.95	5.95	6.19	5.82	6.46	6.96

5 years	111.96	99.71	104.22	102.22	104.16	104.16	106.92	99.64	109.44	114.89
Annual average	16.21	14.84	15.35	15.12	15.34	15.34	15.65	14.83	15.93	16.53

3 years	41.98	33.84	38.83	35.83	38.78	38.78	40.02	35.14	41.08	43.22
Annual average	12.39	10.20	11.56	10.75	11.54	11.54	11.87	10.56	12.16	12.72

1 year	–14.26	–19.20	–14.93	–18.54	–14.93	–15.66	–14.62	–17.63	–14.43	–14.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/30/98 to 6/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,766 and $17,827, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,601 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,703 and $19,605, respectively.

Comparative index returns For periods ended 6/30/08

	S&P/Citigroup World Ex-U.S.	Lipper International Large-Cap
	Value Primary Market Index	Value Funds category average*

Annual average (life of fund)	8.84%	8.91%

10 years	111.85	102.57
Annual average	7.80	7.22

5 years	134.52	111.99
Annual average	18.59	16.16

3 years	48.97	40.75
Annual average	14.21	12.04

1 year	–11.26	–11.73

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/08, there were 73, 42, 37, 18, and 14 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/08

Distributions:	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.3466		$0.1956	$0.2196	$0.2566		$0.3296	$0.3866

Capital gains — Long-term	1.2556		1.2556	1.2556	1.2556		1.2556	1.2556

Capital gains — Short-term	0.9678		0.9678	0.9678	0.9678		0.9678	0.9678

Total	$2.5700		$2.4190	$2.4430	$2.4800		$2.5530	$2.6100

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/07	$17.36	$18.42*	$17.03	$17.15	$17.25	$17.88*	$17.21	$17.44

6/30/08	12.54	13.31	12.29	12.37	12.47	12.92	12.40	12.61

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Total annual fund operating expenses	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Reflects Putnam Management’s decision to contractually limit expenses through 6/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s management team limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from January 1, 2008, to June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.29	$9.80	$9.80	$8.63	$7.46	$5.12

Ending value (after expenses)	$888.70	$885.40	$885.50	$886.90	$888.20	$889.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2008, use the calculation method below. To find the value of your investment on January 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.72	$10.47	$10.47	$9.22	$7.97	$5.47

Ending value (after expenses)	$1,018.20	$1,014.47	$1,014.47	$1,015.71	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense ratio for Lipper peer group†	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam International Growth and Income Fund	65%	105%	94%	62%	71%

Lipper International Large-Cap Value funds category average	55%	63%	59%	67%	97%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 6/30/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Darren Jaroch is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

Trustee and Putnam employee fund ownership

As of June 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Pamela Holding and Darren Jaroch are not Portfolio Leaders or Portfolio Members of any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$516,000	$85,000,000

Putnam employees	$7,135,000	$602,000,000

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2008, and June 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of  Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In May 2008, the Board of Trustees also approved a new sub-advisory contract between Putnam Management and another affiliate, The Putnam Advisory Company (“PAC”), in respect of your fund.

In this regard, the Board of  Trustees, with the assistance of its Contract Committee consisting solely of  Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry—that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ managementcontracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	78th

Three-year period	44th

Five-year period	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 53, 29 and 25 funds, respectively, in your fund’s

Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the Large Cap Equities team’s leadership changes and the research centralization efforts underway in the equity space at Putnam Management more generally will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Advisory Contract among Putnam Management, Putnam Investments Limited and The Putnam Advisory Company

In May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective October 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 71st, 40th, and 58th, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 52 out of 73, 15 out of 37, and 11 out of 18 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/ or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam International Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth and Income Fund (the “fund”) at June 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2008

The fund’s portfolio 6/30/08

COMMON STOCKS (99.4%)*	Shares	Value

Aerospace and Defense (0.8%)
BAE Systems PLC (United Kingdom)	820,662	$7,228,097

		7,228,097
Airlines (1.3%)
Singapore Airlines, Ltd. (Singapore)	1,121,540	12,126,094

		12,126,094
Automotive (3.0%)
Bayerische Motoren Werke (BMW) AG
(Germany)	121,942	5,853,619

DaimlerChrysler AG (Germany)	153,963	9,506,488

Dongfeng Motor Group Co., Ltd. (China)	7,586,000	3,035,606

Renault SA (France)	54,060	4,424,138

Suzuki Motor Corp. (Japan)	222,000	5,255,801

		28,075,652
Banking (17.1%)
Allied Irish Banks PLC (Ireland)	560,454	8,641,426

Alpha Bank AE (Greece)	158,560	4,765,984

Banco Santander Central Hispano SA (Spain)	1,456,873	26,589,897

Barclays PLC (United Kingdom)	1,399,882	8,109,911

Barclays PLC (Subscription shares)
(United Kingdom) † F	299,974	42,601

BNP Paribas SA (France)	116,716	10,459,837

Commerzbank AG (Germany)	408,900	12,085,130

Daegu Bank (South Korea)	472,080	6,273,938

DBS Group Holdings, Ltd. (Singapore)	552,000	7,657,193

DnB Holdings ASA (Norway)	932,000	11,830,890

HSBC Holdings PLC (United Kingdom)	1,042,450	16,084,112

KBC Groupe SA (Belgium)	100,112	11,043,448

Lloyds TSB Group PLC (United Kingdom)	1,197,757	7,345,512

National Bank of Greece SA (Greece)	148,175	6,676,188

Unibanco-Uniao de Bancos Brasileiros
SA ADR (Brazil)	65,800	8,351,994

UniCredito Italiano SpA (Italy)	2,460,088	14,989,992

		160,948,053
Basic Materials (1.7%)
Anglo American PLC (United Kingdom)	230,392	16,329,506

		16,329,506
Beverage (0.6%)
Britvic PLC (United Kingdom)	1,058,794	6,077,321

		6,077,321
Chemicals (2.5%)
Akzo Nobel NV (Netherlands)	135,253	9,262,349

BASF SE (Germany)	203,978	14,051,503

		23,313,852
Communications Equipment (2.0%)
Nokia OYJ (Finland)	616,203	15,098,914

Telefonaktiebolaget LM Ericsson AB Class B
(Sweden)	410,520	4,239,273

		19,338,187
Computers (2.0%)
Mitsubishi Electric Corp. (Japan)	1,219,000	13,165,016

Wincor Nixdorf AG (Germany)	88,678	6,158,471

		19,323,487
Conglomerates (3.1%)
Mitsubishi Corp. (Japan)	490,900	16,205,905

Vivendi SA (France)	334,917	12,682,644

		28,888,549
Consumer (1.6%)
Matsushita Electric Industrial Co., Ltd. (Japan)	682,000	14,730,994

		14,730,994
Consumer Goods (0.6%)
Reckitt Benckiser PLC (United Kingdom)	108,135	5,479,192

		5,479,192

COMMON STOCKS (99.4%)* cont.	Shares	Value

Distribution (1.1%)
Marubeni Corp. (Japan)	1,249,000	$10,449,566

		10,449,566
Electric Utilities (3.7%)
E.On AG (Germany)	80,257	16,166,563

Enel SpA (Italy)	1,941,592	18,428,172

		34,594,735
Electrical Equipment (1.1%)
Bekaert SA (Belgium)	36,037	5,544,690

Tognum AG (Germany)	115,260	3,091,367

Tognum AG 144A (Germany)	79,200	2,124,209

		10,760,266
Electronics (1.7%)
Acer, Inc. (Taiwan)	2,618,000	5,158,536

Compal Electronics, Inc. (Taiwan)	5,077,445	5,487,502

Samsung Electronics Co., Ltd. (South Korea)	9,598	5,735,491

		16,381,529
Engineering & Construction (1.6%)
Chiyoda Corp. (Japan)	534,000	5,812,450

Daito Trust Construction Co., Ltd. (Japan)	189,900	9,224,533

		15,036,983
Financial (2.6%)
Guoco Group, Ltd. (Hong Kong)	729,000	7,391,072

Onex Corp (Canada)	141,105	4,164,914

ORIX Corp. (Japan)	49,240	7,054,854

Shinhan Financial Group Co., Ltd. (South Korea)	132,160	5,976,831

		24,587,671
Food (5.4%)
Koninklijke Ahold NV (Netherlands)	516,799	6,924,893

Nestle SA (Switzerland)	266,640	12,040,829

Orkla ASA (Norway)	634,050	8,123,701

Toyo Suisan Kaisha, Ltd. (Japan)	797,000	18,041,879

WM Morrison Supermarkets PLC
(United Kingdom)	1,127,804	5,971,611

		51,102,913
Health Care Services (1.3%)
Suzuken Co., Ltd. (Japan)	330,800	12,231,051

		12,231,051
Homebuilding (0.1%)
Barratt Developments PLC (United Kingdom) S	542,636	615,648

		615,648
Insurance (7.5%)
ACE, Ltd. (Bermuda)	89,000	4,903,010

Allianz SE (Germany)	67,521	11,867,591

Axa SA (France)	542,073	15,981,902

Fairfax Financial Holdings, Ltd. (Canada)	21,700	5,566,837

ING Canada, Inc. (Canada)	247,200	8,637,665

ING Groep NV (Netherlands)	335,091	10,592,531

Zurich Financial Services AG (Switzerland)	50,731	12,977,038

		70,526,574
Investment Banking/Brokerage (1.7%)
3i Group PLC (United Kingdom)	441,205	7,213,508

Credit Suisse Group (Switzerland)	184,964	8,407,761

		15,621,269
Manufacturing (2.1%)
Glory, Ltd. (Japan)	587,100	13,816,398

NSK, Ltd. (Japan)	688,000	6,028,598

		19,844,996
Metals (5.0%)
Arcelor Mittal (Luxembourg)	84,151	8,309,131

BHP Billiton, Ltd. (Australia)	198,331	8,308,248

Salzgitter AG (Germany)	36,458	6,664,112

voestalpine AG (Austria)	130,627	10,716,472

Xstrata PLC (Switzerland)	165,327	13,148,163

		47,146,126

COMMON STOCKS (99.4%)* cont.	Shares	Value

Natural Gas Utilities (1.3%)
Tokyo Gas Co., Ltd. (Japan)	2,957,000	$11,937,333

		11,937,333
Oil & Gas (12.4%)
BP PLC (United Kingdom)	2,908,250	33,761,755

China Petroleum & Chemical Corp. (China)	7,310,000	6,844,130

Lukoil ADR (Russia)	85,700	8,462,875

Nexen, Inc. (Canada)	199,800	7,984,930

Petroleo Brasileiro SA ADR (Brazil)	101,780	7,209,077

Royal Dutch Shell PLC Class B (Netherlands)	323,630	13,015,787

StatoilHydro ASA (Norway)	340,632	12,734,407

Total SA (France)	312,202	26,623,075

		116,636,036
Pharmaceuticals (3.8%)
Astellas Pharma, Inc. (Japan)	263,800	11,196,944

Ono Pharmaceutical Co., Ltd. (Japan)	220,300	12,155,773

Roche Holding AG (Switzerland)	48,866	8,784,465

UCB SA (Belgium)	105,703	3,888,817

		36,025,999
Railroads (1.3%)
Central Japan Railway Co. (Japan)	1,150	12,691,002

		12,691,002
Real Estate (0.5%)
Great Eagle Holdings, Ltd. (Hong Kong) R	1,555,000	4,587,079

		4,587,079

COMMON STOCKS (99.4%)* cont.	Shares	Value

Retail (1.8%)
Herbalife, Ltd. (Cayman Islands)	147,300	$5,707,875

Onward Kashiyama Co., Ltd. (Japan)	576,000	6,057,725

Praktiker Bau- und Heimwerkermaerkte AG
(Germany)	241,218	5,073,005

		16,838,605
Semiconductor (0.5%)
Greatek Electronics, Inc. (Taiwan)	3,881,520	4,540,313

		4,540,313
Shipping (0.8%)
ComfortDelgro Corp., Ltd. (Singapore)	6,787,000	7,487,864

		7,487,864
Telecommunications (4.2%)
BCE, Inc. (Canada)	161,600	5,646,629

Nippon Telegraph & Telephone (NTT) Corp.
(Japan)	2,746	13,468,402

Vodafone Group PLC (United Kingdom)	6,929,787	20,432,465

		39,547,496
Tobacco (1.0%)
Japan Tobacco, Inc. (Japan)	1,098	4,691,511

Philip Morris International, Inc.	102,300	5,052,599

		9,744,110
Trucks & Parts (0.6%)
GKN PLC (United Kingdom)	1,232,442	5,466,877

		5,466,877

Total common stocks (cost $935,839,311)		$936,261,025

SHORT-TERM INVESTMENTS (0.7%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from 1.70% to 2.75%
and a due date of July 1, 2008 [d]	$658,831	$658,800

Putnam Prime Money Market Fund [e]	6,337,730	6,337,730

Total short-term investments (cost $6,996,530)		$6,996,530

TOTAL INVESTMENTS

Total investments (cost $942,835,841)	$943,257,555

* Percentages indicated are based on net assets of $942,239,365.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

F Is valued at fair value following procedures approved by the Trustees. On June 30, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2008.

At June 30, 2008, liquid assets totaling $2,937,804 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at June 30, 2008 (as a percentage of Portfolio Value):

Japan	21.7%	Spain	2.8%	China	1.0%

United Kingdom	14.9	Belgium	2.2	Ireland	0.9

Germany	9.8	South Korea	1.9	Russia	0.9

France	7.4	Brazil	1.7	Luxembourg	0.9

Switzerland	5.9	Taiwan	1.6	Australia	0.9

Netherlands	4.2	Finland	1.6	Cayman Islands	0.6

Italy	3.5	Hong Kong	1.3	Bermuda	0.5

Norway	3.5	United States	1.2	Other	0.5

Canada	3.4	Greece	1.2	Total	100.0%

Singapore	2.9	Austria	1.1

FORWARD CURRENCY CONTRACTS TO BUY at 6/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $182,409,546)	Value	face value	date	(depreciation)

Australian Dollar	$78,469,611	$73,773,915	7/16/08	$4,695,696

British Pound	12,417,458	12,224,062	9/17/08	193,396

Canadian Dollar	42,717,822	42,825,911	7/16/08	(108,089)

Euro	9,130,060	9,015,955	9/17/08	114,105

Japanese Yen	6,405,614	6,553,050	8/20/08	(147,436)

Norwegian Krone	2,710,193	2,675,532	9/17/08	34,661

Swedish Krona	19,858,792	19,792,863	9/17/08	65,929

Swiss Franc	15,874,354	15,548,258	9/17/08	326,096

Total				$5,174,358

FORWARD CURRENCY CONTRACTS TO SELL at 6/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $144,259,402)	Value	face value	date	(depreciation)

Australian Dollar	$33,804,562	$32,227,757	7/16/08	$(1,576,805)

British Pound	6,295,213	6,198,563	9/17/08	(96,650)

Euro	42,998,204	42,534,793	9/17/08	(463,411)

Japanese Yen	32,088,142	32,227,043	8/20/08	138,901

Norwegian Krone	27,171,536	26,997,810	9/17/08	(173,726)

Swedish Krona	1,963,910	1,950,095	9/17/08	(13,815)

Swiss Franc	2,174,378	2,123,341	9/17/08	(51,037)

Total				$(2,236,543)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/08

ASSETS

Investment in securities, at value, including $619,571
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $936,498,111)	$936,919,825
Affiliated issuers (identified cost $6,337,730) (Note 5)	6,337,730

Cash	1,108,260

Foreign currency (cost $5,438,896) (Note 1)	5,447,313

Dividends, interest and other receivables	1,770,008

Receivable for shares of the fund sold	832,102

Receivable for closed forward currency contracts (Note 1)	122,778

Receivable for open forward currency contracts (Note 1)	5,650,039

Foreign tax reclaim receivable	810,531

Total assets	958,998,586

LIABILITIES

Payable for securities purchased	7,467,156

Payable for shares of the fund repurchased	2,474,355

Payable for compensation of Manager (Notes 2 and 5)	1,917,957

Payable for investor servicing fees (Note 2)	232,901

Payable for custodian fees (Note 2)	58,021

Payable for Trustee compensation and expenses (Note 2)	135,740

Payable for administrative services (Note 2)	2,275

Payable for distribution fees (Note 2)	636,433

Payable for open forward currency contracts (Note 1)	2,712,224

Payable for closed forward currency contracts (Note 1)	318,491

Collateral on securities loaned, at value (Note 1)	658,800

Other accrued expenses	144,868

Total liabilities	16,759,221

Net assets	$942,239,365

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$968,888,812

Undistributed net investment income (Note 1)	3,402,726

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(33,339,992)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	3,287,819

Total — Representing net assets applicable
to capital shares outstanding	$942,239,365

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($751,387,723 divided by 59,905,994 shares)	$12.54

Offering price per class A share (100/94.25 of $12.54)*	$13.31

Net asset value and offering price per class B share
($94,624,256 divided by 7,697,598 shares)**	$12.29

Net asset value and offering price per class C share
($34,789,400 divided by 2,811,359 shares)**	$12.37

Net asset value and redemption price per class M share
($16,115,073 divided by 1,292,654 shares)	$12.47

Offering price per class M share (100/96.50 of $12.47)*	$12.92

Net asset value, offering price and redemption price
per class R share ($2,835,188 divided by 228,692 shares)	$12.40

Net asset value, offering price and redemption price
per class Y share ($42,487,725 divided by 3,369,806 shares)	$12.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/08

INVESTMENT INCOME

Dividends (net of foreign tax of $3,647,000)	$32,757,942

Interest (including interest income of $484,239
from investments in affiliated issuers) (Note 5)	519,381

Securities lending	49,898

Total investment income	33,327,221

EXPENSES

Compensation of Manager (Note 2)	8,273,491

Investor servicing fees (Note 2)	2,834,307

Custodian fees (Note 2)	163,045

Trustee compensation and expenses (Note 2)	50,338

Administrative services (Note 2)	34,553

Distribution fees — Class A (Note 2)	2,188,978

Distribution fees — Class B (Note 2)	1,397,236

Distribution fees — Class C (Note 2)	432,866

Distribution fees — Class M (Note 2)	150,042

Distribution fees — Class R (Note 2)	12,118

Other	436,018

Non-recurring costs (Notes 2 and 6)	2,019

Costs assumed by Manager (Notes 2 and 6)	(2,019)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(17,926)

Total expenses	15,955,066

Expense reduction (Note 2)	(226,817)

Net expenses	15,728,249

Net investment income	17,598,972

Net realized loss on investments (Notes 1 and 3)	(1,779,664)

Net realized loss on foreign currency transactions (Note 1)	(5,044,244)

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(2,771,805)

Net unrealized depreciation of investments during the year	(183,450,888)

Net loss on investments	(193,046,601)

Net decrease in net assets resulting from operations	$(175,447,629)

Statement of changes and net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	6/30/08	6/30/07

Operations:

Net investment income	$17,598,972	$12,056,271

Net realized gain (loss) on investments
and foreign currency transactions	(6,823,908)	160,841,357

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(186,222,693)	85,422,940

Net increase (decrease) in net assets
resulting from operations	(175,447,629)	258,320,568

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(19,193,757)	(19,300,160)

Class B	(1,782,791)	(3,298,724)

Class C	(609,144)	(814,858)

Class M	(321,834)	(426,015)

Class R	(49,981)	(27,395)

Class Y	(1,189,300)	(618,058)

Net realized short-term gain on investments

Class A	(53,602,033)	—

Class B	(8,823,562)	—

Class C	(2,685,749)	—

Class M	(1,214,025)	—

Class R	(146,778)	—

Class Y	(2,977,604)	—

From net realized long-term gain on investments

Class A	(69,537,205)	(50,573,567)

Class B	(11,446,691)	(12,530,723)

Class C	(3,484,186)	(2,829,508)

Class M	(1,574,939)	(1,362,287)

Class R	(190,412)	(72,286)

Class Y	(3,862,806)	(1,498,162)

Redemption fees (Note 1)	63,619	42,076

Increase from capital share
transactions (Note 4)	116,830,209	142,832,205

Total increase (decrease) in net assets	(241,246,598)	307,843,106

NET ASSETS

Beginning of year	1,183,485,963	875,642,857

End of year (including undistributed
net investment income of $3,402,726
and $9,353,228, respectively)	$942,239,365	$1,183,485,963

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
June 30, 2008	$17.36	.26 [d]	(2.51)	(2.25)	(.35)	(2.22)	(2.57)	— [g]	$12.54	(14.26)	$751,388	1.30 [d]	1.72 [d]	64.84
June 30, 2007	14.80	.22 [d]	3.90	4.12	(.43)	(1.13)	(1.56)	— [g]	17.36	29.14	914,680	1.34 [d]	1.37 [d]	105.32
June 30, 2006	11.68	.24 [d,e]	3.04	3.28	(.16)	—	(.16)	— [g]	14.80	28.23	623,921	1.39 [d,e]	1.76 [d,e]	94.24
June 30, 2005	10.39	.16 [d,f]	1.22	1.38	(.09)	—	(.09)	— [g]	11.68	13.27	416,868	1.38 [d]	1.46 [d,f]	62.40
June 30, 2004	7.99	.08 [d]	2.45	2.53	(.13)	—	(.13)	— [g]	10.39	31.80	313,716	1.45 [d]	.89 [d]	71.43

Class B
June 30, 2008	$17.03	.11 [d]	(2.43)	(2.32)	(.20)	(2.22)	(2.42)	— [g]	$12.29	(14.93)	$94,624	2.05 [d]	.77 [d]	64.84
June 30, 2007	14.53	.08 [d]	3.85	3.93	(.30)	(1.13)	(1.43)	— [g]	17.03	28.19	177,599	2.09 [d]	.51 [d]	105.32
June 30, 2006	11.45	.10 [d,e]	3.02	3.12	(.04)	—	(.04)	— [g]	14.53	27.31	178,818	2.14 [d,e]	.75 [d,e]	94.24
June 30, 2005	10.21	.06 [d,f]	1.20	1.26	(.02)	—	(.02)	— [g]	11.45	12.38	216,063	2.13 [d]	.54 [d,f]	62.40
June 30, 2004	7.85	.02 [d]	2.40	2.42	(.06)	—	(.06)	— [g]	10.21	30.89	250,712	2.20 [d]	.13 [d]	71.43

Class C
June 30, 2008	$17.15	.13 [d]	(2.47)	(2.34)	(.22)	(2.22)	(2.44)	— [g]	$12.37	(14.93)	$34,789	2.05 [d]	.90 [d]	64.84
June 30, 2007	14.65	.09 [d]	3.87	3.96	(.33)	(1.13)	(1.46)	— [g]	17.15	28.17	48,366	2.09 [d]	.60 [d]	105.32
June 30, 2006	11.57	.13 [d,e]	3.02	3.15	(.07)	—	(.07)	— [g]	14.65	27.29	34,943	2.14 [d,e]	.96 [d,e]	94.24
June 30, 2005	10.32	.08 [d,f]	1.20	1.28	(.03)	—	(.03)	— [g]	11.57	12.39	26,519	2.13 [d]	.67 [d,f]	62.40
June 30, 2004	7.93	.01 [d]	2.44	2.45	(.06)	—	(.06)	— [g]	10.32	30.89	22,267	2.20 [d]	.13 [d]	71.43

Class M
June 30, 2008	$17.25	.17 [d]	(2.47)	(2.30)	(.26)	(2.22)	(2.48)	— [g]	$12.47	(14.62)	$16,115	1.80 [d]	1.17 [d]	64.84
June 30, 2007	14.72	.13 [d]	3.88	4.01	(.35)	(1.13)	(1.48)	— [g]	17.25	28.47	22,173	1.84 [d]	.83 [d]	105.32
June 30, 2006	11.61	.16 [d,e]	3.04	3.20	(.09)	—	(.09)	— [g]	14.72	27.67	17,889	1.89 [d,e]	1.15 [d,e]	94.24
June 30, 2005	10.35	.09 [d,f]	1.22	1.31	(.05)	—	(.05)	— [g]	11.61	12.62	15,053	1.88 [d]	.85 [d,f]	62.40
June 30, 2004	7.95	.03 [d]	2.45	2.48	(.08)	—	(.08)	— [g]	10.35	31.22	14,486	1.95 [d]	.35 [d]	71.43

Class R
June 30, 2008	$17.21	.26 [d]	(2.52)	(2.26)	(.33)	(2.22)	(2.55)	— [g]	$12.40	(14.43)	$2,835	1.55 [d]	1.81 [d]	64.84
June 30, 2007	14.72	.23 [d]	3.82	4.05	(.43)	(1.13)	(1.56)	— [g]	17.21	28.78	1,440	1.59 [d]	1.46 [d]	105.32
June 30, 2006	11.63	.26 [d,e]	2.98	3.24	(.15)	—	(.15)	— [g]	14.72	28.03	433	1.64 [d,e]	1.89 [d,e]	94.24
June 30, 2005	10.39	.27 [d,f]	1.06	1.33	(.09)	—	(.09)	— [g]	11.63	12.83	129	1.63 [d]	2.34 [d,f]	62.40
June 30, 2004†	9.31	.12 [d]	1.09	1.21	(.13)	—	(.13)	— [g]	10.39	13.06 *	1	1.00 *d	.59 *d	71.43

Class Y
June 30, 2008	$17.44	.31 [d]	(2.53)	(2.22)	(.39)	(2.22)	(2.61)	— [g]	$12.61	(14.02)	$42,488	1.05 [d]	2.11 [d]	64.84
June 30, 2007	14.86	.23 [d]	3.95	4.18	(.47)	(1.13)	(1.60)	— [g]	17.44	29.44	19,229	1.09 [d]	1.46 [d]	105.32
June 30, 2006	11.71	.25 [d,e]	3.09	3.34	(.19)	—	(.19)	— [g]	14.86	28.69	19,638	1.14 [d,e]	1.86 [d,e]	94.24
June 30, 2005	10.42	.20 [d,f]	1.20	1.40	(.11)	—	(.11)	— [g]	11.71	13.42	21,292	1.13 [d]	1.79 [d,f]	62.40
June 30, 2004	8.01	.13 [d]	2.44	2.57	(.16)	—	(.16)	— [g]	10.42	32.29	13,307	1.20 [d]	1.28 [d]	71.43

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

June 30, 2008	<0.01%

June 30, 2007	0.01

June 30, 2006	0.04

June 30, 2005	0.05

June 30, 2004	0.01

e Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 6/30/08

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC believes to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2008, the value of securities loaned amounted to $619,571. The fund received cash collateral of $658,800 which is pooled with collateral of other Putnam funds into 2 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on passive foreign investment companies, foreign tax credits, redesignation of taxable income and tax dividend adjustment. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2008, the fund reclassified $402,667 to decrease undistributed net investment income and $10 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $402,677.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2008 were as follows:

Unrealized appreciation	$97,852,819
Unrealized depreciation	(100,793,683)

Net unrealized depreciation	(2,940,864)
Undistributed ordinary income	6,340,530
Post-October loss	(29,977,414)

Cost for federal income tax purposes	$946,198,419

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $29,977,414 of losses recognized during the period November 1, 2007 to June 30, 2008.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $ 500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2008, Putnam Management waived $8,890 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

For the year ended June 30, 2008, Putnam Management has assumed $2,019 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2008, the fund incurred $2,837,005 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended June 30, 2008, the fund’s expenses were reduced by $44,858 under the expense offset arrangements and by $181,959 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $503, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $165,736 and $1,932 from the sale of class A and class M shares, respectively, and received $72,730 and $3,655 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $888 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $720,628,725 and $763,796,439, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/08		Year ended 6/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	14,633,328	$221,628,565	14,581,738	$234,012,381

Shares issued in	9,840,037	135,300,578	4,291,242	66,471,360
connection with
reinvestment of
distributions

	24,473,365	356,929,143	18,872,980	300,483,741

Shares	(17,268,717)	(243,164,712)	(8,323,993)	(133,452,957)
repurchased

Net increase	7,204,648	$113,764,431	10,548,987	$167,030,784

	Year ended 6/30/08		Year ended 6/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,392,511	$20,865,185	2,244,542	$35,231,106

Shares issued in	1,494,709	20,223,416	942,286	14,379,288
connection with
reinvestment of
distributions

	2,887,220	41,088,601	3,186,828	49,610,394

Shares	(5,620,514)	(80,345,900)	(5,059,986)	(79,145,889)
repurchased

Net decrease	(2,733,294)	$(39,257,299)	(1,873,158)	$(29,535,495)

	Year ended 6/30/08		Year ended 6/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	447,792	$6,688,807	692,960	$10,998,242

Shares issued in	397,415	5,412,793	188,731	2,900,782
connection with
reinvestment of
distributions

	845,207	12,101,600	881,691	13,899,024

Shares	(854,496)	(11,975,361)	(445,996)	(7,037,140)
repurchased

Net increase	(9,289)	$126,239	435,695	$6,861,884
(decrease)

	Year ended 6/30/08		Year ended 6/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	172,558	$2,599,623	187,185	$2,991,503

Shares issued in	218,217	2,989,573	112,334	1,734,445
connection with
reinvestment of
distributions

	390,775	5,589,196	299,519	4,725,948

Shares	(383,455)	(5,430,432)	(229,316)	(3,697,432)
repurchased

Net increase	7,320	$158,764	70,203	$1,028,516

	Year ended 6/30/08		Year ended 6/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	170,876	$2,536,880	87,284	$1,393,294

Shares issued in	23,493	319,739	6,481	99,681
connection with
reinvestment of
distributions

	194,369	2,856,619	93,765	1,492,975

Shares	(49,321)	(673,959)	(39,552)	(656,894)
repurchased

Net increase	145,048	$2,182,660	54,213	$836,081

	Year ended 6/30/08		Year ended 6/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,473,603	$58,094,734	319,024	$5,073,750

Shares issued in	581,860	8,029,710	136,179	2,116,220
connection with
reinvestment of
distributions

	4,055,463	66,124,444	455,203	7,189,970

Shares	(1,788,453)	(26,269,030)	(674,231)	(10,579,535)
repurchased

Net increase	2,267,010	$39,855,414	(219,028)	$(3,389,565)
(decrease)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2008, management fees paid were reduced by $9,036 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $484,239 for the year ended June 30, 2008. During the year ended June 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $278,087,883 and $280,971,821, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $25,989,218 as long-term capital gain, for its taxable year ended June 30, 2008.

For the period, interest and dividends from foreign countries were $36,357,884 or $0.4828 per share (for all classes of shares). Taxes paid to foreign countries were $3,647,000 or $0.0484 per share (for all classes of shares).

For its tax year ended June 30, 2008, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended June 30, 2008. The Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Deutsche Bank Securities, Citigroup Global Markets, and Merrill Lynch. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bernstein (Sanford C.) & Co., Cazenove Inc., CLSA Ltd., Dresdner Kleinwort Wasserstein, Lehman Brothers, Macquarie, JP Morgan Securities, Inc., Morgan Stanley Dean Witter, and UBS Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec. gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

35

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison		Since 2005
Since 1989	Managing Director, Putnam Investments and
	Putnam Management. During 2002, Chief	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Operating Officer, Atalanta/Sosnoff	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer	Management Corporation	Treasurer and Proxy Manager
Since 2004		Since 2005
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam
Vice President and Principal Financial Officer	Investments, Putnam Management
Since 2002	and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments,
Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002

Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Francis J. McNamara, III
Charles B. Curtis	Vice President and Chief Legal Officer
Robert J. Darretta
Myra R. Drucker	Robert R. Leveille
Charles E. Haldeman, Jr.	Vice President and Chief Compliance Officer
Paul L. Joskow
Elizabeth T. Kennan	Mark C. Trenchard
Kenneth R. Leibler	Vice President and BSA Compliance Officer
Robert E. Patterson
George Putnam, III	Judith Cohen
Richard B. Worley	Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN024 252078 8/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2008	$88,373	$--	$8,623	$336*

June 30, 2007	$72,145	$108	$6,421	$ 927*

* Includes fees of $336 and $830 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2008 and June 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2008 and June 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $56,021 and $ 137,672 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2008	$ -	$ 15,000	$ -	$ -

June 30 , 2007	$ -	$ 41,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007— June 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Growth Fund

6|30|08

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Small Cap Growth
Fund

6 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leaders	5
Performance in depth	8
Expenses	9
Portfolio turnover	11
Risk	11
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	18
Federal tax information	32
Brokerage commissions	32
About the Trustees	33
Officers	36

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking companies with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The goal of the fund’s management team is to find small companies that they believe have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these “diamonds in the rough.”

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio management team has worked closely with Putnam’s analysts to uncover investment opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, the team uses a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysisis key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund holdings have
spanned many sectors and industries over time.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 6/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Although our stock selection helped
performance in some areas, the credit crisis
took its toll on stocks in the financials sector
that were held in the portfolio.”

Rick Weed, Portfolio Leader, Putnam Small Cap Growth Fund

Sector allocations as of 6/30/08

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

4

Tony Sutton and Rick Weed

Gentlemen, thanks for spending time with us today. Rick, can you start by describing how the fund performed during its fiscal year, which ended on June 30, 2008?

We are disappointed that the fund delivered a negative return for the period and significantly lagged its Lipper peer group and its benchmark. It was a difficult period for the stock market overall, and within the fund’s portfolio, holdings declined across many sectors. The credit crisis had a negative effect on the fund’s financial industry holdings, and energy and consumer staples stocks also hurt returns. Our stock selection helped performance in some areas, such as consumer cyclicals, as did our decision not to own airline stocks, which struggled considerably during the period.

Can you discuss the credit crisis that has been dominating the financial news and affecting the markets during the past several months?

It began as a subprime mortgage problem, when lax mortgage-lending practices led to rising debt loads for borrowers with weak credit histories. By mid-2007, subprime foreclosures began to rise considerably and stock market volatility intensified. This, in turn, led to the tightening of lending standards and a severe global credit crisis as banks and securities firms worldwide announced considerable write-downs and credit losses. As a result, the overall economy struggled, when the reduction of available credit curtailed economic growth.

Tony, can you discuss some of the stocks that detracted from fund performance?

The credit crisis took its toll on stocks in the financials sector that were held in the portfolio. These included FBR Capital Markets, an investment banking, institutional brokerage, and asset management firm, and Evercore Partners, an investment banking company that provides advisory services for mergers, acquisitions, and corporate restructuring. By the close of the fiscal year, we had sold Evercore Partners and reduced the fund’s position in FBR Capital Markets. Fund performance was also hurt by sharp declines in the stock of Advanced Energy Industries during the first half of the fiscal year. This company, which develops technology for

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

5

flat panel displays, data storage products, and solar cells, was not in the portfolio at the close of the fiscal year.

Which stocks in the portfolio contributed positively to performance?

One top performer was the stock of Hornbeck Offshore Services, which provides deep-water drilling vessels and services to oil and gas companies. As global energy demands have intensified, so has the need for Hornbeck’s services. Axsys Technologies, a maker of precision optical products, was another portfolio highlight for the fiscal year. The company, which serves the defense, aerospace, and homeland security industries, has benefited from increased military and defense spending and demand for its advanced technologies. The fund also benefited from its position in LifeCell Corporation, which was acquired by Kinetic Concepts, a medical technology company, in May 2008. We sold LifeCell from the portfolio by the end of the period.

Rick, can you discuss your team’s strategy in managing the fund’s portfolio?

Our goal is to find small companies that have the potential to grow and prosper. Our process includes macroeconomic, market, and sector analysis — but that is secondary to our focus on picking stocks. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows. We examine each company’s financials, including its sales and earnings, and target those that we believe offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those with valuations we consider attractive relative to the company’s long-term potential.

What is your outlook for the fund as we move into the next fiscal year?

At the close of the fiscal period, the stock market remained volatile and investors were growing increasingly concerned about the state of the economy. Stocks had stabilized somewhat after a low point in March, thanks to significant actions by the Federal Reserve [the Fed], including aggressive interest-rate cuts and policy changes, such as its agreement to lend money to Wall Street investment banks for the first time since the 1930s. We believe the Fed’s response has been crucial, but issues and risks remain, including a U.S. economy that remains weak, high energy prices, escalating concerns about global inflation, a weak U.S. dollar, and a troubled housing market.

For the fund, our focus remains on the long-term potential of individual companies rather than short-term developments in the economy or the markets. We believe

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 6/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Hercules Offshore, Inc. (1.8%)	Energy	Energy (Oil field)
Illumina, Inc. (1.8%)	Health care	Biotechnology
EMCOR Group, Inc. (1.5%)	Capital goods	Engineering and construction
Wabtec Corp. (1.5%)	Capital goods	Machinery
Hornbeck Offshore Services, Inc. (1.5%)	Transportation	Transportation
Alpha Natural Resources, Inc. (1.4%)	Energy	Coal
Medicines Co. (1.3%)	Health care	Biotechnology
Silgan Holdings, Inc. (1.3%)	Basic materials	Forest products and packaging
Clean Harbors, Inc. (1.2%)	Capital goods	Environmental
EZCORP, Inc. Class A (1.2%)	Consumer cyclicals	Commercial and consumer services

6

investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, we will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

Tony and Rick, thank you for your time and insights today.

I N V E S T M E N T   I N S I G H T

The benchmark guide for inflation in the U.S. economy is the Consumer Price Index (CPI), calculated each month by the U.S. Bureau of Labor Statistics. The national CPI is the average change over time in the prices paid by consumers for goods and services across the United States. The CPI employs a “basket” approach that compares pricing of a consistent selection of goods and services from year to year, focusing on those bought and used daily by consumers, including items ranging from gas and food to doctors’ visits and haircuts. The U.S. Bureau of Labor Statistics also publishes a second inflation measurement, known as core CPI, which excludes volatile energy and food prices, leading some to believe core CPI may be the more accurate gauge of underlying inflation. Still, core CPI is controversial in some circles because consumers spend a large portion of their monthly incomes on energy and food. In June 2008, the CPI was 5.0% higher than it was in June 2007, while the core CPI rose 2.5% over the 12-month period.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	12.53%	11.90%	11.70%	11.70%	11.69%	11.69%	11.98%	11.61%	12.25%	12.66%

10 years	179.07	163.07	158.96	158.96	158.82	158.82	165.62	156.30	172.50	182.43
Annual average	10.81	10.16	9.98	9.98	9.98	9.98	10.26	9.87	10.54	10.94

5 years	47.49	39.02	42.18	40.18	42.10	42.10	43.90	38.87	45.74	49.27
Annual average	8.08	6.81	7.29	6.99	7.28	7.28	7.55	6.79	7.82	8.34

3 years	2.58	–3.32	0.34	–1.96	0.29	0.29	1.06	–2.46	1.87	3.44
Annual average	0.85	–1.12	0.11	–0.66	0.10	0.10	0.35	–0.83	0.62	1.13

1 year	–18.98	–23.63	–19.57	–23.03	–19.61	–20.30	–19.39	–22.20	–19.17	–18.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/30/98 to 6/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $25,896 and $25,882, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $25,630 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $27,250 and $28,243, respectively.

8

Comparative index returns For periods ended 6/30/08

	Russell 2000	Lipper Small-Cap Growth
	Growth Index	Funds category average*

Annual average (life of fund)	3.31%	5.73%

10 years	31.80	77.15
Annual average	2.80	5.20

5 years	63.75	55.84
Annual average	10.37	9.09

3 years	19.36	14.38
Annual average	6.08	4.38

1 year	–10.83	–13.56

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/08, there were 604, 486, 400, 192, and 178 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/08

Distributions:	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Return of capital[1]	$0.027		$0.027	$0.027	$0.027		$0.027	$0.027

Capital gains — Long-term	2.025		2.025	2.025	2.025		2.025	2.025

Capital gains — Short-term	0.987		0.987	0.987	0.987		0.987	0.987

Total	$3.039		$3.039	$3.039	$3.039		$3.039	$3.039

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/07	$24.46	$25.95*	$23.42	$23.42	$23.78	$24.64*	$24.24	$24.71

6/30/08	17.17	18.22	16.20	16.19	16.53	17.13	16.95	17.42

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 See page 32 for details.

Fund’s annual operating expenses For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Total annual fund operating expenses	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management's decision to contractually limit expenses through 6/30/08.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

9

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from January 1, 2008, to June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.08	$10.55	$10.55	$9.40	$8.24	$5.92

Ending value (after expenses)	$872.90	$870.00	$870.00	$870.90	$871.90	$874.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2008, use the calculation method below. To find the value of your investment on January 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.62	$11.36	$11.36	$10.12	$8.87	$6.37

Ending value (after expenses)	$1,017.30	$1,013.58	$1,013.58	$1,014.82	$1,016.06	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Average annualized expense ratio for Lipper peer group†	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal-year end data available for the peer group funds as of 6/30/08.

10

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Small Cap Growth Fund	138%	103%	112%	92%	87%

Lipper Small-Cap Growth Funds category average	118%	122%	124%	131%	106%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 6/30/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

11

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Anthony Sutton and Richard Weed are the Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of June 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$407,000	$85,000,000

Putnam employees	$6,151,000	$602,000,000

Other Putnam funds managed by the Portfolio Leaders

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2008, and June 30, 2007.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 59th percentile in management fees and in the 69th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average

14

expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds.

In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year, and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	75th

Three-year period	74th

Five-year period	46th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year, and five-year periods ended December 31, 2007, there were 591, 477, and 394 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trust-

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the one-year, five-year, and ten-year periods ended June 30, 2008 were 79%, 65%, and 8%, respectively. Over the one-year, five-year, and ten-year periods ended June 30, 2008, your fund ranked 473rd out of 604, 260th out of 400, and 14th out of 192 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

15

ees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Put-nam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

16

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2008

19

The fund’s portfolio 6/30/08

COMMON STOCKS (99.7%)*	Shares	Value

Advertising and Marketing Services (1.1%)
Valassis Communications, Inc. †	308,000	$3,856,160

		3,856,160
Aerospace and Defense (1.7%)
Aerovironment, Inc. †	88,930	2,417,117

Teledyne Technologies, Inc. †	73,800	3,600,702

		6,017,819
Agriculture (0.4%)
Andersons, Inc. (The)	35,945	1,463,321

		1,463,321
Banking (1.4%)
Bank of the Ozarks, Inc. S	67,300	1,000,078

City Holding Co.	33,000	1,345,410

PremierWest Bancorp	155,068	905,597

United Bankshares, Inc. S	41,900	961,605

West Coast Bancorp	74,000	641,580

		4,854,270
Biotechnology (5.1%)
Alexion Pharmaceuticals, Inc. † S	46,100	3,342,250

Illumina, Inc. † S	70,900	6,176,099

Medicines Co. † S	227,800	4,514,996

Myriad Genetics, Inc. † S	57,500	2,617,400

Orexigen Therapeutics, Inc. †	148,854	1,174,458

		17,825,203
Chemicals (1.4%)
Koppers Holdings, Inc.	30,800	1,289,596

Terra Industries, Inc.	75,500	3,725,925

		5,015,521
Coal (1.4%)
Alpha Natural Resources, Inc. †	47,700	4,974,633

		4,974,633
Commercial and Consumer Services (6.2%)
Exponent, Inc. †	59,800	1,878,318

EZCORP, Inc. Class A †	321,700	4,101,675

Healthcare Services Group, Inc. S	152,422	2,318,339

Hill International, Inc. †	200,900	3,302,796

Morningstar, Inc. † S	55,100	3,968,853

TeleTech Holdings, Inc. †	154,300	3,079,828

Watson Wyatt Worldwide, Inc. Class A	53,800	2,845,482

		21,495,291
Communications Equipment (1.2%)
CommScope, Inc. † S	34,700	1,831,119

Comtech Telecommunications Corp. †	45,900	2,249,100

		4,080,219
Computers (4.7%)
American Reprographics Co. †	141,500	2,355,975

ANSYS, Inc. †	81,800	3,854,416

Atheros Communications †	114,400	3,432,000

EPIQ Systems, Inc. † S	183,083	2,599,779

Netezza Corp. †	244,700	2,809,156

Nuance Communications, Inc. † S	87,600	1,372,692

		16,424,018
Consumer Goods (0.3%)
Chattem, Inc. † S	18,300	1,190,415

		1,190,415
Distribution (2.0%)
Beacon Roofing Supply, Inc. † S	274,400	2,911,384

LKQ Corp. †	105,400	1,904,578

MWI Veterinary Supply, Inc. †	4,875	161,411

Spartan Stores, Inc.	80,576	1,853,248

		6,830,621

COMMON STOCKS (99.7%)* cont.	Shares	Value

Electrical Equipment (2.5%)
GrafTech International, Ltd. †	93,000	$2,495,190

Molex, Inc.	135,900	3,317,319

WESCO International, Inc. †	75,400	3,019,016

		8,831,525
Electronics (7.2%)
Actel Corp. †	189,600	3,194,760

AuthenTec, Inc. †	185,100	1,928,742

Axsys Technologies, Inc. †	66,200	3,445,048

Badger Meter, Inc.	6,726	339,865

Energy Conversion Devices, Inc. † S	26,984	1,987,102

Intermec, Inc. † S	124,500	2,624,460

Intersil Corp. Class A	41,500	1,009,280

Itron, Inc. † S	37,700	3,707,795

IXYS Corp. †	263,722	3,148,841

Littelfuse, Inc. †	74,500	2,350,475

Silicon Laboratories, Inc. †	35,200	1,270,368

		25,006,736
Energy (Oil Field) (8.4%)
Basic Energy Services, Inc. †	108,800	3,427,200

Bolt Technology Corp. † S	153,300	3,459,981

Core Laboratories NV (Netherlands) †	27,000	3,843,450

Dawson Geophysical Co. †	14,900	885,954

Hercules Offshore, Inc. † S	168,200	6,394,962

Mitcham Industries, Inc. †	103,400	1,766,072

NATCO Group, Inc. †	54,900	2,993,697

Oceaneering International, Inc. †	42,400	3,266,920

Willbros Group, Inc. (Panama) †	76,200	3,338,322

		29,376,558
Energy (Other) (0.9%)
Akeena Solar, Inc. † S	408,636	2,296,534

Real Goods Solar, Inc. Class A † S	130,600	803,190

		3,099,724
Engineering & Construction (3.3%)
Aecom Technology Corp. †	92,100	2,996,013

EMCOR Group, Inc. †	185,500	5,292,315

ENGlobal Corp. † S	216,300	3,080,112

		11,368,440
Environmental (1.2%)
Clean Harbors, Inc. †	60,900	4,327,554

		4,327,554
Financial (0.3%)
FCStone Group, Inc. †	34,615	966,797

		966,797
Food (1.2%)
Cal-Maine Foods, Inc. S	48,600	1,603,314

Cosan, Ltd. Class A (Brazil) †	202,700	2,564,155

		4,167,469
Forest Products and Packaging (1.3%)
Silgan Holdings, Inc.	87,900	4,460,046

		4,460,046
Health Care Services (1.9%)
BioMarin Pharmaceuticals, Inc. † S	36,400	1,054,872

IPC The Hospitalist Co., Inc. †	66,300	1,247,766

Onyx Pharmaceuticals, Inc. † S	33,100	1,178,360

United Therapeutics Corp. †	30,800	3,010,700

		6,491,698
Investment Banking/Brokerage (2.7%)
Cohen & Steers, Inc. S	69,200	1,797,124

FBR Capital Markets Corp. †	311,860	1,568,656

SWS Group, Inc.	158,513	2,632,901

Waddell & Reed Financial, Inc. Class A	99,800	3,493,998

		9,492,679

20

COMMON STOCKS (99.7%)* cont.	Shares	Value

Machinery (3.5%)
Bucyrus International, Inc. Class A	21,400	$1,562,628

Columbus McKinnon Corp. †	98,400	2,369,472

FLIR Systems, Inc. †	78,900	3,200,973

Wabtec Corp.	106,400	5,173,168

		12,306,241
Manufacturing (2.7%)
Acuity Brands, Inc. S #	63,500	3,053,080

AptarGroup, Inc.	84,700	3,553,165

LSB Industries, Inc. † S	133,900	2,651,220

		9,257,465
Medical Technology (4.9%)
Luminex Corp. † S	129,967	2,670,822

Masimo Corp. †	64,200	2,205,270

Meridian Bioscience, Inc. S	63,200	1,701,344

Merit Medical Systems, Inc. †	253,500	3,726,450

Natus Medical, Inc. †	98,137	2,054,989

Volcano Corp. †	226,260	2,760,372

Zoll Medical Corp. † S	62,600	2,107,742

		17,226,989
Oil & Gas (2.9%)
EXCO Resources, Inc. † S	73,500	2,712,885

Mariner Energy, Inc. † S	54,100	2,000,077

Penn Virginia Corp. S	30,400	2,292,768

Petroleum Development Corp. †	31,000	2,061,190

Rex Energy Corp. †	43,789	1,156,030

		10,222,950
Pharmaceuticals (4.4%)
OSI Pharmaceuticals, Inc. †	91,500	3,780,780

Owens & Minor, Inc.	56,800	2,595,192

PharMerica Corp. † S	144,000	3,252,960

Salix Pharmaceuticals, Ltd. †	253,361	1,781,128

Santarus, Inc. † S	1,002,900	2,015,829

Sciele Pharma, Inc. † S	94,600	1,830,510

		15,256,399
Restaurants (1.3%)
McCormick & Schmick’s Seafood Restaurants, Inc. †	151,700	1,462,388

Morton’s Restaurant Group, Inc. †	291,960	2,008,685

Sonic Corp. †	81,000	1,198,800

		4,669,873
Retail (4.8%)
Aeropostale, Inc. †	78,100	2,446,873

Brown Shoe Co., Inc. S	203,100	2,752,005

Cache, Inc. †	221,800	2,373,260

Priceline.com, Inc. † S	23,500	2,713,310

Systemax, Inc. S	215,800	3,808,870

Wolverine World Wide, Inc.	93,200	2,485,644

		16,579,962
Semiconductor (0.8%)
MKS Instruments, Inc. †	130,400	2,855,760

		2,855,760
Shipping (0.8%)
Kirby Corp. †	56,200	2,697,600

		2,697,600
Software (2.8%)
Blackboard, Inc. † S	47,300	1,808,279

Informatica Corp. †	184,941	2,781,513

Interwoven, Inc. †	157,500	1,891,575

MedAssets, Inc. †	102,700	1,751,035

PROS Holdings, Inc. †	121,100	1,359,953

		9,592,355

COMMON STOCKS (99.7%)* cont.	Shares	Value

Technology Services (4.2%)
Cybersource Corp. † S	128,825	$2,155,242

Factset Research Systems, Inc. S	43,300	2,440,388

Global Sources, Ltd. (Bermuda) † S	200,492	3,043,469

IHS, Inc. Class A †	55,100	3,834,960

Sykes Enterprises, Inc. †	85,200	1,606,872

Zix Corp. † S	586,600	1,630,748

		14,711,679
Telecommunications (4.1%)
Centennial Communications Corp. †	284,700	1,990,053

j2 Global Communications, Inc. †	91,200	2,097,600

Nice Systems, Ltd. ADR (Israel) †	65,400	1,933,878

NTELOS Holdings Corp.	121,100	3,072,307

OpNext, Inc. †	300,500	1,616,690

Premiere Global Services, Inc. †	237,400	3,461,292

		14,171,820
Textiles (1.7%)
G-III Apparel Group, Ltd. †	206,006	2,542,114

Gymboree Corp. (The) †	79,700	3,193,579

		5,735,693
Transportation (1.5%)
Hornbeck Offshore Services, Inc. † S	91,500	5,170,665

		5,170,665
Trucks & Parts (1.0%)
Amerigon, Inc. † S	154,200	1,096,362

Titan International, Inc. S	68,500	2,439,970

		3,536,332
Waste Management (0.5%)
Darling International, Inc. †	114,586	1,892,961

		1,892,961
Total common stocks (cost $329,670,011)		$347,501,461

PURCHASED OPTIONS OUTSTANDING (—%)*	Expiration date/	Contract
	strike price	amount	Value

Hologic, Inc. (Call)	Jul-08/$27.00	$71,921	$598

Myriad Genetics, Inc. (Call)	Aug-08/$70.00	30,824	277

Total purchased options outstanding (cost $175,077)			$875

SHORT-TERM INVESTMENTS (20.9%)*		Principal amount/shares	Value

Putnam Prime Money Market Fund [e]		2,420,356	$2,420,356

Short-term investments held as collateral for loaned securities with yields ranging
from 2.00% to 3.75% and due dates ranging from July 1, 2008 to August 19, 2008 [d]		$70,572,721	70,492,630

Total short-term investments (cost $72,912,986)			$72,912,986

TOTAL INVESTMENTS

Total investments (cost $402,758,074)			$420,415,322

* Percentages indicated are based on net assets of $348,540,727.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2008.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

S Securities on loan, in part or in entirety, at June 30, 2008.

At June 30, 2008, liquid assets totaling $914,656 have been designated as collateral for open options and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 6/30/08	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index E-Mini (Long)	2	$73,840	Sep-08	$(3,834)

Russell 2000 Index Mini (Long)	12	830,040	Sep-08	(26,664)

Total				$(30,498)

WRITTEN OPTIONS OUTSTANDING at 6/30/08 (premiums received $68,676)		Contract	Expiration date/
		amount	strike price	Value

Myriad Genetics, Inc. (Call)		$15,412	Aug-08/$110.00	$—

Myriad Genetics, Inc. (Call)		30,824	Aug-08/$90.00	—

Total				$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 6/30/08

ASSETS

Investment in securities, at value, including
$67,977,577 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $400,337,718)	$417,994,966
Affiliated issuers (identified cost $2,420,356) (Note 5)	2,420,356

Cash	794,463

Dividends, interest and other receivables	213,501

Receivable for shares of the fund sold	721,165

Receivable for securities sold	16,416,474

Total assets	438,560,925

LIABILITIES

Payable for variation margin (Note 1)	9,430

Payable for securities purchased	16,900,166

Payable for shares of the fund repurchased	1,379,535

Payable for compensation of Manager (Notes 2 and 5)	722,212

Payable for investor servicing fees (Note 2)	123,968

Payable for custodian fees (Note 2)	13,213

Payable for Trustee compensation and expenses (Note 2)	59,549

Payable for administrative services (Note 2)	1,587

Payable for distribution fees (Note 2)	225,762

Written options outstanding, at value (premiums received $68,676)
(Notes 1 and 3)	—

Collateral on securities loaned, at value (Note 1)	70,492,630

Other accrued expenses	92,146

Total liabilities	90,020,198

Net assets	$348,540,727

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$379,095,572

Accumulated net realized loss on investments (Note 1)	(48,250,271)

Net unrealized appreciation of investments	17,695,426

Total — Representing net assets applicable
to capital shares outstanding	$348,540,727

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($270,719,822 divided by 15,764,999 shares)	$17.17

Offering price per class A share (100/94.25 of $17.17)*	$18.22

Net asset value and offering price per class B share
($19,668,124 divided by 1,214,322 shares)**	$16.20

Net asset value and offering price per class C share
($12,965,457 divided by 800,849 shares)**	$16.19

Net asset value and redemption price per class M share
($4,687,903 divided by 283,536 shares)	$16.53

Offering price per class M share (100/96.50 of $16.53)*	$17.13

Net asset value, offering price and redemption price
per class R share ($12,528,022 divided by 739,149 shares)	$16.95

Net asset value, offering price and redemption price
per class Y share ($27,971,399 divided by 1,605,884 shares)	$17.42

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Year ended 6/30/08

INVESTMENT INCOME

Dividends	$1,895,728

Interest (including interest income of $87,817
from investments in affiliated issuers) (Note 5)	151,184

Securities lending	830,278

Total investment income	2,877,190

EXPENSES

Compensation of Manager (Note 2)	4,338,116

Investor servicing fees (Note 2)	1,649,437

Custodian fees (Note 2)	33,581

Trustee compensation and expenses (Note 2)	34,592

Administrative services (Note 2)	24,304

Distribution fees — Class A (Note 2)	845,673

Distribution fees — Class B (Note 2)	311,943

Distribution fees — Class C (Note 2)	173,354

Distribution fees — Class M (Note 2)	36,099

Distribution fees — Class R (Note 2)	60,815

Other	269,770

Non-recurring costs (Notes 2 and 6)	825

Costs assumed by Manager (Notes 2 and 6)	(825)

Fees waived and reimbursed by Manager (Note 2 and 5)	(847,118)

Total expenses	6,930,566

Expense reduction (Note 2)	(66,649)

Net expenses	6,863,917

Net investment loss	(3,986,727)

Net realized loss on investments (Notes 1 and 3)	(31,556,200)

Net realized loss on futures contracts (Note 1)	(869,724)

Net realized gain on written options (Notes 1 and 3)	220,150

Net unrealized depreciation of investments, futures contracts
and written options during the year	(57,528,968)

Net loss on investments	(89,734,742)

Net decrease in net assets resulting from operations	$(93,721,469)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	6/30/08	6/30/07

Operations:

Net investment loss	$(3,986,727)	$(5,283,389)

Net realized gain (loss) on investments	(32,205,774)	59,831,686

Net unrealized appreciation (depreciation)
of investments	(57,528,968)	15,331,285

Net increase (decrease) in net assets
resulting from operations	(93,721,469)	69,879,582

Distributions to shareholders (Note 1):

From ordinary income

Net realized short-term gain on investments

Class A	(15,478,164)	—

Class B	(1,625,631)	—

Class C	(854,334)	—

Class M	(235,441)	—

Class R	(532,835)	—

Class Y	(1,372,495)	—

From net realized long-term gain on investments

Class A	(31,757,121)	(21,735,446)

Class B	(3,335,368)	(3,667,576)

Class C	(1,752,870)	(1,287,760)

Class M	(483,062)	(314,221)

Class R	(1,093,236)	(584,203)

Class Y	(2,815,998)	(1,896,067)

From return of capital

Class A	(423,920)	—

Class B	(44,523)	—

Class C	(23,399)	—

Class M	(6,448)	—

Class R	(14,593)	—

Class Y	(37,590)	—

Redemption fees (Note 1)	23,366	25,934

Decrease from capital share
transactions (Note 4)	(16,610,412)	(34,535,257)

Total increase (decrease) in net assets	(172,195,543)	5,884,986

NET ASSETS

Beginning of year	520,736,270	514,851,284

End of year	$348,540,727	$520,736,270

The accompanying notes are an integral part of these financial statements.

24

This page left intentionally blank

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net investment
	Net asset value,		Net realized and	Total from						Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	unrealized gain (loss)	investment	From net realized	From return	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a,b]	on investments	operations	gain on investments	of capital	distributions	fees [c]	end of period	value (%) [d]	(in thousands)	net assets (%) [a,e]	net assets (%) [a]	turnover (%)

Class A
June 30, 2008	$24.46	(.17)	(4.08)	(4.25)	(3.01)	(.03)	(3.04)	—	$17.17	(18.98)	$270,720	1.52	(.84)	138.44
June 30, 2007	22.58	(.21)	3.45	3.24	(1.36)	—	(1.36)	—	24.46	14.93	393,876	1.54	(.94)	103.19
June 30, 2006	21.65	(.21) [f]	2.42	2.21	(1.28)	—	(1.28)	—	22.58	10.17	374,810	1.54 [f]	(.91) [f]	112.19
June 30, 2005	20.03	(.18) [g,h]	2.10	1.92	(.30)	—	(.30)	—	21.65	9.61	237,324	1.55	(.90) [g,h]	92.37
June 30, 2004	15.27	(.18)	4.94	4.76	—	—	—	—	20.03	31.17	159,769	1.55	(.99)	86.96

Class B
June 30, 2008	$23.42	(.32)	(3.86)	(4.18)	(3.01)	(.03)	(3.04)	—	$16.20	(19.57)	$19,668	2.27	(1.60)	138.44
June 30, 2007	21.83	(.37)	3.32	2.95	(1.36)	—	(1.36)	—	23.42	14.08	53,217	2.29	(1.70)	103.19
June 30, 2006	21.12	(.37) [f]	2.36	1.99	(1.28)	—	(1.28)	—	21.83	9.36	68,710	2.29 [f]	(1.67) [f]	112.19
June 30, 2005	19.69	(.33) [g,h]	2.06	1.73	(.30)	—	(.30)	—	21.12	8.81	68,758	2.30	(1.68) [g,h]	92.37
June 30, 2004	15.12	(.32)	4.89	4.57	—	—	—	—	19.69	30.23	67,549	2.30	(1.74)	86.96

Class C
June 30, 2008	$23.42	(.31)	(3.88)	(4.19)	(3.01)	(.03)	(3.04)	—	$16.19	(19.61)	$12,965	2.27	(1.59)	138.44
June 30, 2007	21.82	(.37)	3.33	2.96	(1.36)	—	(1.36)	—	23.42	14.14	21,447	2.29	(1.69)	103.19
June 30, 2006	21.12	(.37) [f]	2.35	1.98	(1.28)	—	(1.28)	—	21.82	9.31	21,678	2.29 [f]	(1.66) [f]	112.19
June 30, 2005	19.69	(.33) [g,h]	2.06	1.73	(.30)	—	(.30)	—	21.12	8.81	14,148	2.30	(1.66) [g,h]	92.37
June 30, 2004	15.12	(.33)	4.90	4.57	—	—	—	—	19.69	30.23	12,385	2.30	(1.75)	86.96

Class M
June 30, 2008	$23.78	(.26)	(3.95)	(4.21)	(3.01)	(.03)	(3.04)	—	$16.53	(19.39)	$4,688	2.02	(1.34)	138.44
June 30, 2007	22.09	(.32)	3.37	3.05	(1.36)	—	(1.36)	—	23.78	14.38	5,759	2.04	(1.43)	103.19
June 30, 2006	21.31	(.32) [f]	2.38	2.06	(1.28)	—	(1.28)	—	22.09	9.61	5,688	2.04 [f]	(1.42) [f]	112.19
June 30, 2005	19.82	(.28) [g,h]	2.07	1.79	(.30)	—	(.30)	—	21.31	9.05	5,108	2.05	(1.42) [g,h]	92.37
June 30, 2004	15.18	(.29)	4.93	4.64	—	—	—	—	19.82	30.57	5,305	2.05	(1.50)	86.96

Class R
June 30, 2008	$24.24	(.21)	(4.04)	(4.25)	(3.01)	(.03)	(3.04)	—	$16.95	(19.17)	$12,528	1.77	(1.08)	138.44
June 30, 2007	22.44	(.27)	3.43	3.16	(1.36)	—	(1.36)	—	24.24	14.65	11,905	1.79	(1.18)	103.19
June 30, 2006	21.57	(.27) [f]	2.42	2.15	(1.28)	—	(1.28)	—	22.44	9.92	9,500	1.79 [f]	(1.17) [f]	112.19
June 30, 2005	20.01	(.21) [g,h]	2.07	1.86	(.30)	—	(.30)	—	21.57	9.32	396	1.80	(1.03) [g,h]	92.37
June 30, 2004 †	18.58	(.12)	1.55	1.43	—	—	—	—	20.01	7.70 *	19	1.05 *	(.72) *	86.96

Class Y
June 30, 2008	$24.71	(.12)	(4.13)	(4.25)	(3.01)	(.03)	(3.04)	—	$17.42	(18.77)	$27,971	1.27	(.59)	138.44
June 30, 2007	22.73	(.16)	3.50	3.34	(1.36)	—	(1.36)	—	24.71	15.28	34,532	1.29	(.69)	103.19
June 30, 2006	21.73	(.15) [f]	2.43	2.28	(1.28)	—	(1.28)	—	22.73	10.46	34,466	1.29 [f]	(.67) [f]	112.19
June 30, 2005	20.06	(.13) [g,h]	2.10	1.97	(.30)	—	(.30)	—	21.73	9.85	29,903	1.30	(.65) [g,h]	92.37
June 30, 2004 ††	18.41	(.09)	1.74	1.65	—	—	—	—	20.06	8.96 *	14,355	.86 *	(.49) *	86.96

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

†† For the period November 3, 2003 (commencement of operations) to June 30, 2004.

a Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04

Class A	0.20%	0.14%	0.12%	0.15%	0.12%

Class B	0.20	0.14	0.12	0.15	0.12

Class C	0.20	0.14	0.12	0.15	0.12

Class M	0.20	0.14	0.12	0.15	0.12

Class R	0.20	0.14	0.12	0.15	0.09

Class Y	0.20	0.14	0.12	0.15	0.10

b Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

h Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 6/30/08

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. From July 1, 2007 through November 30, 2007, class B shares had converted to class A shares after approximately seven years, and prior to July 1, 2007, they had converted after approximately eight years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales

28

proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2008, the value of securities loaned amounted to $68,450,381. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $70,492,630 which is pooled with collateral of other Putnam funds into 65 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $47,238,714 of losses recognized during the period November 1, 2007 to June 30, 2008.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2008, the fund reclassified $3,986,727 to decrease accumulated net investment loss and $4,807,974 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $821,247.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2008 were as follows:

Unrealized appreciation	$49,756,193
Unrealized depreciation	(33,139,927)

Net unrealized appreciation	16,616,266
Post-October loss	(47,238,714)

Cost for federal income tax purposes	$403,799,056

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage/service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 1.30% of the fund’s average net assets.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended June 30, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $844,373 of its management fee from the fund.

For the year ended June 30, 2008, Putnam Management has assumed $825 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of

29

shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2008, the fund incurred $1,652,240 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended June 30, 2008, the fund’s expenses were reduced by $17,892 under the expense offset arrangements and by $48,757 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $350, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,480 and $92 from the sale of class A and class M shares, respectively, and received $51,528 and $1,445 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $692 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $599,620,455 and $685,829,059, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended June 30, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$190,754	$133,528

Options opened	129,858	155,298

Options exercised	—	—

Options expired	(274,376)	(220,150)

Options closed	—	—

Written options outstanding at end of year	$ 46,236	$ 68,676

Note 4: Capital shares

At June 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/08		Year ended 6/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	4,489,190	$92,040,877	4,457,543	$100,535,403

Shares issued in	2,214,494	43,647,675	889,547	19,828,017
connection with
reinvestment of
distributions

	6,703,684	135,688,552	5,347,090	120,363,420

Shares	(7,038,317)	(137,953,193)	(5,846,768)	(132,572,647)
repurchased

Net decrease	(334,633)	$(2,264,641)	(499,678)	$(12,209,227)

	Year ended 6/30/08		Year ended 6/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	226,561	$4,471,032	259,990	$5,626,889

Shares issued in	219,607	4,100,053	160,106	3,431,185
connection with
reinvestment of
distributions

	446,168	8,571,085	420,096	9,058,074

Shares	(1,504,102)	(30,793,214)	(1,295,689)	(28,180,430)
repurchased

Net decrease	(1,057,934)	$(22,222,129)	(875,593)	$(19,122,356)

	Year ended 6/30/08		Year ended 6/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	158,164	$3,075,933	214,557	$4,659,056

Shares issued in	110,237	2,057,028	45,789	981,257
connection with
reinvestment of
distributions

	268,401	5,132,961	260,346	5,640,313

Shares	(383,388)	(7,067,421)	(337,778)	(7,424,590)
repurchased

Net decrease	(114,987)	$(1,934,460)	(77,432)	$(1,784,277)

30

	Year ended 6/30/08		Year ended 6/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	123,179	$2,235,099	71,059	$1,571,145

Shares issued in	37,728	717,957	14,303	310,801
connection with
reinvestment of
distributions

	160,907	2,953,056	85,362	1,881,946

Shares	(119,526)	(2,199,681)	(100,654)	(2,181,123)
repurchased

Net increase	41,381	$753,375	(15,292)	$(299,177)
(decrease)

	Year ended 6/30/08		Year ended 6/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	335,481	$6,688,164	238,785	$5,372,356

Shares issued in	79,226	1,543,325	24,624	544,685
connection with
reinvestment of
distributions

	414,707	8,231,489	263,409	5,917,041

Shares	(166,610)	(3,360,267)	(195,688)	(4,355,751)
repurchased

Net increase	248,097	$4,871,222	67,721	$1,561,290

	Year ended 6/30/08		Year ended 6/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	509,576	$10,238,372	318,099	$7,290,702

Shares issued in	210,535	4,202,282	84,345	1,896,067
connection with
reinvestment of
distributions

	720,111	14,440,654	402,444	9,186,769

Shares	(511,802)	(10,254,433)	(520,887)	(11,868,279)
repurchased

Net increase	208,309	$4,186,221	(118,443)	$(2,681,510)
(decrease)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2008, management fees paid were reduced by $2,745 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $87,817 for the year ended June 30, 2008. During the year ended June 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $217,452,326 and $215,909,377, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

31

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $11,847,089 as long-term capital gain, for its taxable year ended June 30, 2008.

For the year ended June 30, 2008, a portion of the fund’s distribution represents a return of capital and is therefore nottaxable to shareholders.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended June 30, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley, Citigroup Global Markets, UBS Securities, Credit Suisse First Boston, and Merrill Lynch, Pierce, Fenner. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, Investment Technology, J.P. Morgan Securities, RBC Capital Markets, SG Cowen Securities, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

32

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the

Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of

Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management,LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

33

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Custodian		Vice President, Assistant Clerk, Assistant
State Street Bank and Trust Company	Steven D. Krichmar	Treasurer and Proxy Manager
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN076 252080 8/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2008	$69,620	$--	$4,260	$144*

June 30, 2007	$63,559	$84	$4,060	$ 671*

* Includes fees of $144 and $626 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2008 and June 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2008 and June 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $51,466 and $135,031 respectively, to the fund,

Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30,2008	$ -	$15,000	$ -	$ -

June 30, 2007	$ -	$ 41,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2008